UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 30, 2011

NATIONAL BEEF PACKING COMPANY, LLC
(Exact name of registrant as specified in charter)

Delaware (State of Other Jurisdiction of Incorporation)	333-111407 (Commission File Number)	48-1129505 (I.R.S. Employer Identification Number)

12200 North Ambassador Drive, Suite 500, Kansas City, MO 64195-0046
(Address of Principal Executive Offices) (Zip Code)

(816) 713-8500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

(a) On December 5, 2011, National Beef Packing Company, LLC (the “Company”) entered into a Membership Interest Purchase Agreement with Leucadia National Corporation (“Leucadia”), U.S. Premium Beef, LLC (“USPB”), NBPCo Holdings, LLC (“NBPCo”), TKK Investments, LLC (“TKK”), TMKCo, LLC (“TMKCo”), and TMK Holdings, LLC (“TMK Holdings”) (the “Leucadia Purchase Agreement”). TKK, TMKCo and TMK Holdings are owned or controlled by the Company’s president and chief executive officer, Timothy M. Klein.

The Leucadia Purchase Agreement provides for (i) Leucadia to purchase 56.2415% of the membership interests in the Company (“Company Interests”) from USPB for $646,777,342 and 19.8775% of the Company Interests from NBPCo for $228,591,527; (ii) pursuant to pre-existing put rights, the Company to purchase from TKK and TMKCo all the Company Interests owned by TKK and TMKCo for $75,946,955; and (iii) Leucadia to sell to TMK Holdings 0.6522% of the Company Interests for $7,500,000 (the “Leucadia Transaction”). Upon consummation of the Leucadia Transaction, the parties will own the following percentage membership interests in the Company: Leucadia 78.9477%; USPB 15.0729%; NBPCo 5.3272%; and TMK Holdings 0.6522%.
Under the Leucadia Purchase Agreement, the Company makes representations and warranties customary for transactions of this type. In addition, the Company is subject to certain covenants in the Leucadia Purchase Agreement customary for transactions of this type, including (without limitation) (i) covenants pertaining to the Company’s conduct of business between the date of the Leucadia Purchase Agreement and the closing date and (ii) certain termination rights, the exercise of which could occasion the payment of a $35 million termination fee by the Company or Leucadia.
(b) On December 2, 2011, the Company and its subsidiaries National Beef California, LP and National Carriers, Inc. entered into the Third Amendment to the Amended and Restated Credit Agreement and Limited Consent with CoBank, ACB and various other lenders (the “Third Amendment”). The Third Amendment amends the Amended and Restated Credit Agreement dated as of June 4, 2010 (the “Credit Facility”) filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 8, 2010. The Third Amendment will become effective contemporaneously with the closing of the Leucadia Transaction.

The primary purpose of the Third Amendment was to amend the Credit Facility to (i) consent to the Leucadia Transaction, (ii) take into account the formation of National Beef Pennsylvania, LLC (“National Beef PA”) and the corresponding contribution by the Company of certain assets to National Beef PA, (iii) provide for the addition of National Beef PA as a borrower under the Credit Facility, and (iv) permit the Company’s fiscal year to change to a fifty-two or fifty-three week period ending on the last Saturday in December, effective upon consummation of the Leucadia Transaction.

The principal provisions of the Credit Facility are unchanged by the Third Amendment. The Credit Facility provides for (i) a series of term loans not to exceed $375 million in the aggregate, payable in quarterly installments of $9,250,000 with the remaining aggregate outstanding principal balance maturing in June 2016, and (ii) a $250 million revolving line of credit loan that matures in June 2016 and is subject to certain borrowing base limitations. Funds available under the Credit Facility may be used for working capital needs, capital expenditures and other general corporate purposes.

The Credit Facility contains representations, warranties, covenants and events of default customary for financings of this type, including, without limitation, certain financial covenants and covenants restricting the Company’s ability to incur additional debt, incur liens, merge or consolidate with other companies, sell or dispose of its assets, liquidate or dissolve, make investments, loans, advances, guarantees and acquisitions, and make certain equity distributions.

(c)    On December 5, 2011, the Company entered into an employment with Timothy M. Klein to serve as its President and Chief Executive Officer through December 31, 2016 or such later date as the parties may agree (the “Employment Agreement”). The Employment Agreement will become effective contemporaneously with the closing of the Leucadia Transaction.

The Employment Agreement provides for Mr. Klein to receive (i) an annual salary of $900,000, (ii) an annual bonus opportunity based on earnings before taxes for each year and (ii) long-term bonus opportunities based on earnings before interest and taxes. Mr. Klein’s annual bonus opportunity is computed as follows: (i) if the Company’s earnings before taxes (“EBT”) for the applicable fiscal year exceeds $20,000,000, 2.0% of the amount of such excess, up to EBT of $80,000,000; plus (ii) if EBT for such fiscal year exceeds $80,000,000, 1.0% of such excess. Mr. Klein’s long-term bonus opportunities include the following:

•
If Mr. Klein is continuously employed through August 25, 2012, he will be entitled to an additional long term bonus equal to: (a) if the Company’s cumulative EBIT during the period from August 30, 2009 through August 25, 2012 exceeds $115,000,000, 4.0% of such excess, up to cumulative EBIT of $150,000,000; plus (b) if such cumulative EBIT exceeds $150,000,000, .75% of such excess.

•
If Mr. Klein is continuously employed through August 30, 2014, he will be entitled to an additional long term bonus equal to: (a) if the Company’s cumulative EBIT during the period from August 26, 2012 through August 30, 2014 exceeds $76,667,000, 4.0% of such excess, up to cumulative EBIT of $100,000,000; plus (b) if such cumulative EBIT exceeds $100,000,000, .75% of such excess.

•
If Mr. Klein is continuously employed through December 31, 2016, he will be entitled to an additional long term bonus equal to: (a) if the Company’s cumulative EBIT during the period from August 31, 2014 through August 27, 2016 exceeds $76,667,000, 4.0% of such excess, up to cumulative EBIT of $100,000,000; plus (b) if such cumulative EBIT exceeds $100,000,000, .75% of such excess.

The Employment Agreement provides that if the Company terminates Mr. Klein’s employment without cause or if he terminates his employment with good reason, he will continue to receive his then-current salary and specified bonuses and the Company will maintain certain fringe benefits on his behalf for the remainder of the term specified in the Employment Agreement. The Employment Agreement also contains a covenant not to compete for two years following the termination of Mr. Klein’s employment, subject to certain conditions.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On November 30, 2011, the members of the Company approved the Leucadia Transaction by unanimous written consent in lieu of a special meeting of members.

Item 8.01.    Other Events.

On December 5, 2011, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Membership Interest Purchase Agreement
10.2	Third Amendment
10.3	Employment Agreement
99.1	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NATIONAL BEEF PACKING COMPANY, LLC

Date:     December 5, 2011            By:/s/ Jay D. Nielsen
Jay D. Nielsen
Chief Accounting Officer and Treasurer

EXHIBIT INDEX

10.1	Membership Interest Purchase Agreement
10.2	Third Amendment
10.3	Employment Agreement
99.1	Press Release

Exhibit 10.1

Exhibit 10.2

Exhibit 10.3

Exhibit 99.1